HIT’s Wisconsin Impact Investing (Since Inception – 3/31/26)*

10	$183.6M	$256.7M	2.9M	1,241	$672.6M
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (18% affordable)	Total Economic Impact

Project Name	City	Total Units	Affordable Units	Investment/ Allocation
Careage Nursing Home	Brookfield	110	110	$5,208,200
Heritage Place	Brookfield	90	18	$4,718,884
Realife Cooperative of Eau Claire	Eau Claire	37	7	$2,770,000
Laurel Oaks	Glendale	156	31	$8,492,000
Laurel Oaks II	Glendale	55	11	$2,696,400
Concord	Greendale	144	28	$7,421,200
Fordem Towers	Madison	108	21	$4,676,000
The Couture	Milwaukee	322	-	$104,745,000
The Moderne	Milwaukee	203	-	$42,357,800
Westmoreland Manor	Waukesha	16	3	$501,800
Grand Total		1,241	229	$183,587,284

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced in this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

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